Discontinued Operations (FY)	4 Months Ended
Dec. 31, 2018
Discontinued Operations [Abstract]
Discontinued Operations

Note 3 – Discontinued Operations

On August 21, 2018, the Company at the request of other parties to the March 2018 agreements cancelled all of the business agreements, related to Yield. The Company’s guaranty of the $5.5 million Note payable was cancelled and the warrants were modified. As a result, the Company entered into a Restructuring Agreement and conveyed to Madison its ownership interest in Yield, including the right to continue the business and affairs of Yield stemming from the March 2018 bitcoin transaction in which the Company sought to enter into bitcoin and other cryptocurrency lending arrangements.

Pursuant to the terms of the Restructuring Agreement, the parties agreed to modify the terms of the Former Agreements by (a) assigning to Madison all of the capital stock of Yield to provide for the continuation of the business of Yield as a subsidiary of Madison, (b) terminating the Guaranty Agreement by and between the Company and Prism, and (c) canceling 576,923 of the 961,538 warrants issued to Prism in connection with the NPA. On the Effective Date, the Company transferred its capital stock of Yield to Madison (the “Transfer”) and terminated the Guaranty Agreement, thus, the Company’s liability for the Senior Note, as defined below, issued pursuant to the NPA, was extinguished upon the Transfer.

In connection with the Restructuring Agreement, the Company entered into a Securities Purchase Agreement with Madison pursuant to which the Company transferred to Madison all of the capital stock of Yield. Further, the parties released each other from claims with respect to the original purchase of the BTC and the Former Agreements. No payments under the Bitcoin Agreement will be required to be made to the Company.

There are no continuing cash inflows or outflows to or from the discontinued operations.

The following information presents the major classes of line items constituting the after-tax loss from discontinued operations in the consolidated statements of operations for the year ended August 31, 2018:

Share income	$(48,593)
Sales, general and administrative	368,032
Interest expense – accrued interest	117,534
Interest expense – excess value of warrants	2,988,090
Interest expense – amortization of discount on note payable	5,500,000
Mark to market BTC	509,730
Mark to market derivative liability	(4,051,087)
Reserve for uncollectible note receivable	4,490,270
Gain on disposal of discontinued operations	(8,038,065)
Loss from discontinued operations, net of tax	$1,835,911

The following table presents the calculation of the gain on the sale of discontinued operations:

Assets of discontinued operations disposed in sale	$(9,415)
Liabilities of discontinued operations disposed in sale	9,648,488
Fair value of warrants to purchase 384,615 shares of common stock to buyer	(1,601,008)
Gain on disposal of discontinued operations	$8,038,065